EXHIBIT 99
                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS: WHEREAS, The WWW Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

           NOW, THEREFORE, the undersigned hereby constitutes and appoints LAWRENCE YORK its attorneys for it and in its name, place and stead, and in its office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the undersigned this 31 day of August, 2002.


                                                  /S/ TERRY L. CHILDERS
                                                  ------------------------------



STATE OF KENTUCKY    )
                     ) ss:
COUNTY OF FAYETTE    )

           Before me, a Notary Public, in and for said county and state, personally appeared Terry Childers, who represented that he is duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and he duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

           WITNESS my hand and official seal this 31 day of August, 2002.



                                                /S/ CHARLES MIHALIK
                                                -------------------
                                                Notary Public

                                                My commission expires: 1-27-04
                                                                       --------

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS: WHEREAS, The WWW Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

           NOW, THEREFORE, the undersigned hereby constitutes and appoints LAWRENCE YORK its attorneys for it and in its name, place and stead, and in its office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the undersigned this 31 day of August, 2002.


                                                /S/ RICHARD T. DIDIEGO
                                                ----------------------



STATE OF KENTUCKY    )
                     ) ss:
COUNTY OF FAYETTE    )

           Before me, a Notary Public, in and for said county and state, personally appeared Richard DiDiego, who represented that he is duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and he duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

           WITNESS my hand and official seal this 31 day of August, 2002.



                                                  /S/ CHARLES MIHALIK
                                                  -------------------
                                                  Notary Public

                                                 My commission expires: 1-27-04
                                                                        -------

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS: WHEREAS, The WWW Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

           NOW, THEREFORE, the undersigned hereby constitutes and appoints LAWRENCE YORK its attorneys for it and in its name, place and stead, and in its office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the undersigned this 31 day of August, 2002.


                                                         /S/ JAMES D. GREENE
                                                         --------------------



STATE OF KENTUCKY    )
                     ) ss:
COUNTY OF FAYETTE    )

           Before me, a Notary Public, in and for said county and state, personally appeared James Greene, who represented that he is duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and he duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

           WITNESS my hand and official seal this 31 day of August, 2002.



                                                /S/ CHARLES MIHALIK
                                                -------------------
                                                Notary Public

                                                My commission expires: 1-27-04
                                                                       -------

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS: WHEREAS, The WWW Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

           NOW, THEREFORE, the undersigned hereby constitutes and appoints LAWRENCE YORK its attorneys for it and in its name, place and stead, and in its office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the undersigned this 31 day of August, 2002.


                                                     /S/ ROBERT C. THURMOND
                                                     -----------------------



STATE OF KENTUCKY    )
                     ) ss:
COUNTY OF FAYETTE    )

           Before me, a Notary Public, in and for said county and state, personally appeared Robert Thurmond, who represented that he is duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and he duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

           WITNESS my hand and official seal this 31 day of August, 2002.



                                               /S/ CHARLES MIHALIK
                                               -------------------
                                               Notary Public

                                               My commission expires: 1-27-04
                                                                      -------